Exhibit 99.1

Yoshiharu Closes Acquisition of Three Las Vegas Restaurants

BUENA PARK, CA – June 17, 2024 - Yoshiharu Global Co. (NASDAQ: YOSH) (“Yoshiharu” or the “Company”), a California-based restaurant operator specializing in authentic Japanese ramen, has closed the previously announced asset purchase agreement with a restaurant operator (“Seller”) to acquire certain restaurant assets held by Jjanga LLC, HJH LLC and Ramen Aku LLC for an aggregate $3.6 million.

The acquisition was financed through a combination of cash, promissory note, and a convertible note, which provides the Seller with the option to convert the debt into Class A YOSH common shares. The Seller will also serve as the managing director of each restaurant through an employment agreement.

“I am pleased to announce the successful acquisition of three renowned Las Vegas restaurants,” said James Chae, Yoshiharu’s President, CEO, and Chairman of the Board. “With $6 million in annual revenues expected in 2024 from the acquired restaurants, we eagerly anticipate leveraging the financial success seen with these stores to further expand the Yoshiharu brand into a new state. Through this strategic acquisition, we anticipate breaking even in the second half of 2024 and become profitable in 2025.”

About Yoshiharu Global Co.

Yoshiharu is a fast-growing restaurant operator and was born out of the idea of introducing the modernized Japanese dining experience to customers all over the world. Specializing in Japanese ramen, Yoshiharu gained recognition as a leading ramen restaurant in Southern California within six months of its 2016 debut and has continued to expand its top-notch restaurant service across the West Coast, currently owning and operating 11 restaurants.

For more information, please visit www.yoshiharuramen.com.

Forward Looking Statements

This press release includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation, statements regarding our position to execute on our growth strategy, and our ability to expand our leadership position. These forward-looking statements include, but are not limited to, the Company’s beliefs, plans, goals, objectives, expectations, assumptions, estimates, intentions, future performance, other statements that are not historical facts and statements identified by words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates” or words of similar meaning. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in, or suggested by, these forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including those risks and uncertainties described in the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our recent filings with the Securities and Exchange Commission (“SEC”) which can be found on the SEC’s website at www.sec.gov. Such risks, uncertainties, and other factors include, but are not limited to, the risk that we may not be able to successfully implement our growth strategy if we are unable to identify appropriate sites for restaurant locations, expand in existing and new markets, obtain favorable lease terms, attract guests to our restaurants or hire and retain personnel; that our operating results and growth strategies will be closely tied to the success of our future franchise partners and we will have limited control with respect to their operations; the risk that we may face negative publicity or damage to our reputation, which could arise from concerns regarding food safety and foodborne illness or other matters; that minimum wage increases and mandated employee benefits could cause a significant increase in our labor costs; We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Relations Contact:

Cody Cree and John Yi

Gateway Group, Inc.

949-574-3860

YOSH@gateway-grp.com